Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ Dean P. Agee
Dean P. Agee

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ Thomas M. Crowder
Thomas M. Crowder

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ Richard W. Mayhew
Richard W. Mayhew

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ Julian C. Metts, Jr.
Julian C. Metts, Jr.

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ James L. Minter
James L. Minter

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ Lawrence B. Nuckols
Lawrence B. Nuchols

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ Troy A. Peery, Jr.
Troy A. Peery, Jr.

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ John W. Pretlow, Jr.
John W. Pretlow, Jr.

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ John J. Purcell, Jr.
John J. Purcell, Jr.

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ George W. Rimler
George W. Rimler

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ Stuart C. Siegel
Stuart C. Siegel

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ John C. Watkins
John C. Watkins

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Financial Corporation (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of May, 2005.

/s/ Robin Traywick Williams
Robin Traywick Williams